Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated June 8, 2016

to

Prospectus dated April 29, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 37 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Institutional Offering Price

On June 7, 2016, we increased our institutional offering price from $8.06 per share to $8.10 per share. The increase in the institutional offering price was effective as of our June 8, 2016 weekly closing and first applied to subscriptions received from June 1, 2016 through June 7, 2016. In accordance with our share pricing policy, the new institutional offering price per share is not more than 2.5% greater than our net asset value per share as of June 7, 2016.

Cover Page

This supplement supplements and amends the cover page of the Prospectus by replacing the seventh sentence of the third paragraph thereof in its entirety with the following:

In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our Institutional offering price in order to establish a new Institutional offering price that is not more than 2.5% above our net asset value per share.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Plan of Distribution” by replacing the second sentence of the third paragraph thereof in its entirety with the following:

In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our Institutional offering price in order to establish a new Institutional offering price that is not more than 2.5% above our net asset value per share.

Determination of Net Asset Value

This supplement supplements and amends the section of the Prospectus entitled “Determination of Net Asset Value—Determinations in Connection with Offerings” by replacing the second sentence of the first paragraph thereof in its entirety with the following:

In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our Institutional offering price in order to establish a new Institutional offering price that is not more than 2.5% above our net asset value per share.

Plan of Distribution

This supplement supplements and amends the section of the Prospectus entitled “Plan of Distribution—Share Pricing Policy” by replacing the second sentence of the first paragraph thereof in its entirety with the following:

In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our Institutional offering price in order to establish a new Institutional offering price that is not more than 2.5% above our net asset value per share.